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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 1998
                        COMMISSION FILE NUMBER 000-27598



                               IRIDEX CORPORATION
             (Exact name of registrant as specified in its charter)




             DELAWARE                                   77-0210467
   (State or other jurisdiction                      (I.R.S. Employer
        of incorporation or                           Identification
           organization)                                 Number)


          1212 TERRA BELLA AVENUE, MOUNTAIN VIEW, CALIFORNIA 95034-1824
                    (Address of principal executive offices)
                                   (Zip Code)
                                 (650) 940-4700
              (Registrant's telephone number, including area code)



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ITEM 8.        CHANGE IN FISCAL YEAR

        On June 8, 1998, the Board of Directors of Registrant approved a resolution to adjust Registrant's fiscal year end from December 31 to the 52 or 53-week period that ends on the Saturday nearest December 31, effective for fiscal year 1998. As a result, Registrant's second quarter of 1998 will end on July 4, 1998, the third quarter will end on October 3, 1998 and Registrant's 1998 fiscal year will end on January 2, 1999.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 19, 1998                IRIDEX CORPORATION



                                    /s/Judith M. O'Brien
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                                    Judith M. O'Brien
                                    Secretary


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